RETIREMENT, RELEASE AND CONSULTING SERVICES AGREEMENT

WHEREAS, John A. Raber (“Raber”) is currently employed by CPNO Services, L.P. (“CPNO”);

WHEREAS, Raber desires to retire and therefore resign his employment and any and all positions he has held with CPNO and Copano Energy, L.L.C. (“Copano”) and certain of its subsidiaries and to terminate his employment with CPNO effective August 2, 2010;

WHEREAS, CPNO and Raber are parties to an employment agreement dated August 1, 2005 and amended November 19, 2008 (the “Employment Agreement”), pursuant to which Raber and Copano agreed to the terms and conditions of Raber’s employment with CPNO;

WHEREAS, CPNO wishes to engage Raber as a Senior Advisor to provide advisory and consulting services to CPNO and its affiliates, including but not limited to Copano and its subsidiaries (collectively, the “Service Recipients”);

WHEREAS, CPNO wishes to enter into this Retirement, Release and Consulting Services Agreement (the “Agreement”) with Raber as a Senior Advisor to provide advisory and consulting services to CPNO and its affiliates, including but not limited to Copano and its subsidiaries (collectively, the “Service Recipients”) as consideration (along with other valuable consideration identified below) for a release and waiver of all claims by Raber, for Raber’s acknowledgment and agreement with respect to Confidential Information as set forth herein, and for Raber’s agreement not to compete with any Service Recipient and not to solicit any of the customers or employees of any Service Recipient during the time that this Agreement is in effect and for a one-year period following the termination of this Agreement; and

WHEREAS, Raber acknowledges that as a Senior Advisor and consultant and a former employee he will continue to be bound by certain of Copano’s employment practices policies and  to the terms of Copano’s Code of Business Conduct and Ethics (the “Code”);

NOW THEREFORE, CPNO and Raber enter into this Agreement and agree as follows:

1. Termination of Employment.  Raber will resign from any and all positions he has held with the Service Recipients and his employment with CPNO will terminate effective August 2, 2010 (the “Resignation Date”).  In addition to any amounts owed to him by CPNO for unpaid salary through the date of his resignation, CPNO offers Raber continued participation for him and his dependents who currently have coverage under the Company’s medical, dental, and vision plans at the Company’s expense through February 28, 2012. Raber acknowledges and agrees that this is good and valuable consideration for all the promises made by him in this Agreement.

2. Forfeiture of Award Opportunity under the Deferred Compensation Plan.  Raber acknowledges that, upon the Resignation Date, he will forfeit his rights to the award opportunity granted pursuant to the Copano Energy, L.L.C. Deferred Compensation Plan.

3. Release and Waiver of Claims. CPNO is making the payments hereunder and providing Raber with the other valuable consideration identified in Paragraph 1 and acknowledged by Raber hereby in consideration of Raber’s acknowledgement and agreement with respect to Confidential Information (defined below); Raber’s agreement not to compete with any Service Recipient and not to solicit any of the customers or employees of any Service Recipient during the time that this Agreement is in effect and for a one-year period following the termination of this Agreement; and Raber’s acknowledgement and agreement (on behalf of himself, his affiliates, heirs, agents, and assigns) that he knowingly, voluntarily and irrevocably releases CPNO and Copano and all of their affiliated entities and personnel, including but not limited to their respective past, present and future directors, managers, officers, agents and employees (collectively, the “Released Parties”) from any and all claims, rights, actions, causes of action, demands, suits, agreements, obligations or liabilities of whatever kind or nature, known or unknown, liquidated or non-liquidated, contingent or absolute, arising out of federal, state, local or at common law, which Raber ever had, now has or may have against the Released Parties, arising out of or relating in any way to Raber’s employment with, previous work for, or separation from, CPNO or any of the Released Parties.

Without limitation, this release and waiver of claims includes (i) all claims under Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Employee Retirement Income Security Act of 1974; the Fair Labor Standards Act of 1938, as amended; the Age Discrimination in Employment Act; the Older Workers Benefit Protection Act; the Americans with Disabilities Act; the Family and Medical Leave Act; the Labor Management Relations Act; the Texas Commission on Human Rights Act; the Texas Workers’ Compensation Act; the Texas Labor Code; any other relevant state law; the Occupational Safety and Health Act; (ii) all other federal, state or local constitutional, statutory or common law claims or actions that are permitted to be waived in this context and that in any way refer to or arise out of Raber’s employment with, previous work for, or separation from CPNO or any of the Released Parties; (iii) all claims of breach of contract, sounding in tort, or of wrongful discharge; and (iv) all claims to any compensation, including but not limited to any rights to any salary, bonus or severance payments.

By signing this Agreement, Raber expressly agrees and understands that he is giving to the Released Parties a general release and waiver of any and all such claims that Raber may have against any of the Released Parties.

4. No Suits or Proceedings.  Raber agrees not to file any suit or institute any other type of proceeding against the Released Parties in any local, state or federal court or agency under these or any other laws or applicable regulations, arising out of or relating in any way to Raber’s employment with, previous work for, or separation from CPNO or any of the Released Parties.

This release does not apply to any claims for unemployment compensation or any other claims or rights which, by law, cannot be waived, including the right to file an administrative charge or participate in an administrative investigation or proceeding; provided, however that Raber disclaims and waives any right to share or participate in any monetary award resulting from the prosecution of such charge or investigation or proceeding.

5. Representation Regarding Proceedings.  Raber represents and warrants that he has not made, filed or lodged any complaints, charges, or lawsuits or otherwise directly or indirectly commenced any proceeding against the Released Parties with any governmental agency, department, or official, any regulatory authority, or any court, other tribunal, or other dispute resolution body.  Raber further represents and warrants that he has not previously assigned or transferred to any other person or entity any claims or rights that are the subject of the waivers and releases contained in this Agreement.

6. Time in Which to Consider Agreement; Revocation of Agreement.  Raber acknowledges and understands that he has twenty-one (21) calendar days to consider this Agreement prior to signing it.  Raber further acknowledges that he has seven (7) calendar days following delivery of the fully signed Agreement to revoke or rescind the Agreement, and further acknowledges and understands that the Agreement will not be effective or enforceable until such seven (7) day period has expired and Raber has not revoked the Agreement during such period.

7. Confidential Information.  Raber acknowledges that, during the course of his engagement, he will have access to highly confidential information about the Service Recipients’ business, including but not limited to (i) information and records about customers, partners, business methods or practices, (ii) finances, (iii) accounting, (iv) pricing or pricing strategies, (v) contracts, (vi) vendors, (vii) computer hardware, software, and operating systems and (viii) training programs (collectively “Confidential Information”). Raber acknowledges that the Confidential Information is constantly revised and updated.  Raber further acknowledges that he needs the Confidential Information to perform his consulting duties for the Service Recipients. Notwithstanding any provision of this Agreement to the contrary, Confidential Information does not include any information which: (i) at the time of disclosure to Raber or thereafter is in the public domain (other than as a result of a disclosure directly or indirectly by Raber), (ii) was available to Raber on a non-confidential basis from a source other than the Service Recipients, provided that such source was not bound by a duty of confidentiality to the Service Recipients or (iii) is independently acquired or developed by Raber without violating any of Raber’s obligations hereunder.

Raber acknowledges that the Confidential Information that the Service Recipients promise to provide him constitutes a valuable, special, and unique asset of the Service Recipients.  Raber acknowledges that all Confidential Information is and shall at all times remain the property of the Service Recipients.  Raber further acknowledges that except as required by his duties to the Service Recipients, he will not, at any time during or after termination of this Agreement, directly, indirectly, or otherwise, use, disseminate, or disclose the Confidential Information without having first obtained written permission from the Service Recipients.  Raber agrees that any Confidential Information in his possession or control, as well as any other materials or items owned by the Service Recipients, whether or not they constitute Confidential Information, shall be returned to the Service Recipients immediately upon the termination of this Agreement.

8. Non-Solicitation of Employees.  In consideration of the Service Recipients’ promise to provide Confidential Information to Raber and in consideration of his engagement with the Service Recipients, Raber agrees that for a one-year period following the termination of this Agreement Services, Raber shall not, directly or indirectly, jointly or individually, through other entities or persons or either on his own behalf or in the service of others, encourage or induce any then current employee of a Service Recipient or former employee of a Service Recipient employed by a Service Recipient at any time during the twelve (12) month period prior to the termination of this Agreement, to leave the employment of the Service Recipients or offer employment, retain, hire or assist in the hiring of any such employees by any person, association, or entity not affiliated with the Service Recipients.

9. Non-Solicitation of Customers.  In consideration of the Service Recipients’ promise to provide Confidential Information and in consideration of his engagement with the Service Recipients, Raber agrees that for a one-year period following the termination of this Agreement, Raber shall not, directly or indirectly, jointly or individually, solicit or otherwise try to obtain the business of customers of the Service Recipients that conduct business in the counties in which the Service Recipients conduct business or assist in the solicitation of such business by any person, association, or entity not affiliated with the Service Recipients.

10. Covenant Not to Compete.  In consideration of the Service Recipients’ promise to provide Confidential Information to Raber and in consideration of his employment with the Service Recipients, Raber agrees that during the term of this Agreement and for a one-year period following termination of this Agreement, Raber shall not, directly or indirectly, jointly or individually, through other entities or persons or either on his own behalf or in the service of others, practice or attempt to compete with any Service Recipient or work with or for any person or entity that provides the same services or engages in the same business as any Service Recipient or in any county where a Service Recipient does business at the time of termination of this Agreement. Raber hereby agrees that the provisions of this paragraph are reasonable in time, area, and scope, and that in the event of Raber’s breach of the covenants set forth in paragraph 7, 8, 9 or 10, the Service Recipients shall be entitled to injunctive and/or monetary relief.

11. Acknowledgements.  Raber acknowledges that he was advised to consult an attorney about the contents and meaning of this Agreement and that Raber’s decision whether or not to consult an attorney was made independently by Raber.  Raber also acknowledges that he has carefully read and understands all of the provisions of this Agreement, including, without limitation, the waiver and release provisions contained herein, that this Agreement is made with Raber’s full knowledge and consent, that it was not procured by fraud, duress or mistake and that Raber is not relying upon any statement or representation of any of the Released Parties except as expressly contained in this Agreement.  Raber also acknowledges that he is not relying upon any oral or written representations of the Released Parties in signing this Agreement.

Raber acknowledges and agrees that the releases, waivers and covenants contained in this Agreement shall be and remain in effect even if Raber later discovers facts relating to the Released Parties, his employment, or separation from employment that are in addition to or different from what Raber knows now.  Raber acknowledges and agrees that the releases and covenants provided in this Agreement shall be binding, unconditional and final upon the effectiveness of this Agreement.

12. Non-disparagement.  Raber shall at all times conduct himself in a manner that will not in any way impair, harm or prejudice the name, reputation or business interests of the Service Recipients and their respective owners, officers, directors, employees, and agents. CPNO and Copano shall at all times conduct themselves in a manner that will not in any way impair, harm or prejudice the name, reputation or business interests of Raber. The parties’ non- disparagement obligations shall survive the expiration or any termination of this Agreement.

13. Services to be Provided By Raber.  Raber agrees to provide such advisory and consulting services as are requested by Copano’s President and Chief Executive Officer, including but not limited to services related to long-term strategic planning and various corporate development activities, including acquisitions and organic growth projects (“Services”). Raber shall make himself reasonably available to perform Services requested by the Service Recipients during the Term of the Agreement in an amount no greater than forty (40) hours per month, exclusive of travel time. Services will be provided by telephone and electronic mail and, if necessary, at in-person meetings at a location mutually agreeable and convenient to Raber and Service Recipients. Service Recipients will provide Raber with such access and equipment necessary to perform the Services hereunder.

14. Compensation for Services.  During the Term of this Agreement, CPNO agrees to compensate Raber at a rate of $6,000 per month for up to forty (40) hours (exclusive of travel time) per month. Raber shall be compensated at a rate of $125 for each hour worked by Raber in excess of forty (40) hours (exclusive of travel time) in a month. The compensation shall be paid to Raber semi-monthly in accordance with CPNO’s regular accounts payable practices. Raber agrees to provide CPNO with such time records as CPNO shall reasonably require.

15. Reimbursement for Expenses.  CPNO agrees to reimburse Raber for expenses incurred while performing the Services, provided that such expenses are incurred at the request of, and are pre-approved by a Service Recipient.  In accordance with Copano’s policy regarding business expenses, all expenses greater than $50.00 (Fifty Dollars and No Cents) shall be supported by receipts.  Raber shall submit all invoices for such incurred costs to CPNO no later than 30 days prior to the end of the taxable year following the taxable year in which they were incurred.  CPNO shall reimburse Raber for such costs within 14 days of receipt of such invoices.

16. Indemnity. CPNO agrees to indemnify Raber for any claims, including associated legal fees and expenses, that may be asserted against Raber on account of his good-faith execution of the Services provided pursuant to this Agreement, but only to the extent that such claims do not arise, directly or indirectly, out of Raber's gross negligence or willful misconduct.  Raber agrees to cooperate fully with CPNO in the defense of any claims for which CPNO is obligated to indemnify Raber.

17. Term; Termination.  This Agreement shall be effective as of August 2, 2010 and shall continue until August 1, 2012 unless terminated by either party as the result of a breach of this Agreement by the other party (the “Term”). In case of such termination, CPNO shall compensate Raber for the Services provided before termination of the Agreement.

18. Independent Contractor.  Raber will act as an independent contractor in the performance of the duties set forth in this Agreement, and shall have no authority to incur any obligations or liabilities on behalf of the Service Recipients, and shall not be deemed to be an agent of the Service Recipients. Raber shall be solely responsible for determining the means and methods for performing the Services.  Other than as set forth in this Agreement, neither CPNO nor any other Service Recipient shall have any obligation to Raber with respect to retirement benefits, health insurance, life insurance or any other similar benefits, and Raber fully waives and releases any claim to benefits from any Service Recipient on account of the Services. Raber understands and acknowledges that he is not an employee of CPNO or any other Service Recipient and that there shall be no employer-employee relationship between CPNO or any other Service Recipient and Raber.

19. Standard of Performance.  Raber agrees to perform the Services with that standard of care, skill and diligence normally provided by a professional person in the performance of similar services.  Any work prepared by Raber for a Service Recipient shall become the property of the Service Recipient and shall be provided to such Service Recipient upon termination of this Agreement.  Raber shall comply with all applicable laws and regulations in performing the Services, as well as with Copano’s Code and other applicable policies.

20. Taxes.  Raber shall be responsible for any and all taxes that may be imposed upon Raber as a result of providing Services hereunder.

21. Governing Law. This Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Texas, without reference to principles of conflicts of law.  The parties agree to submit to the jurisdiction of the courts of Harris County, Texas.

22. Miscellaneous.

(a) This Agreement does not create a joint venture, partnership, or other type of business entity between any Service Recipient and Raber.

(b) Raber may not assign his rights or obligations hereunder without the prior written consent of CPNO. This Agreement may be assigned by any Service Recipient to its affiliate or successor.

(c) This Agreement represents the entire Agreement between the parties with respect to the Services, and supersedes all previous agreements between the parties, whether oral or written, with respect to employment, termination of employment or the Services, including, without limitation, the Employment Agreement.  This Agreement may not be modified except by the written agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in one or more counterparts, attested by the hands of their proper officers duly authorized in that behalf as of the date first written above.

       CPNO SERVICES, L.P.
       By: CPNO Services GP, L.L.C., general partner
       By: /s/ R. Bruce Northcutt
          R. Bruce Northcutt
          President and Chief Executive Officer

Accepted and Delivered this 30 day of July, 2010

JOHN A. RABER
/s/ John A. Raber